UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2020
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577
(Address of principal executive offices)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
2.500% Senior Notes Due 2022	PEP22a	The Nasdaq Stock Market LLC
1.750% Senior Notes Due 2021	PEP21a	The Nasdaq Stock Market LLC
2.625% Senior Notes Due 2026	PEP26	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2039	PEP39	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 15, 2020, the Board of Directors of PepsiCo, Inc. (“PepsiCo”) approved amendments to the Company’s By-Laws (“By-Laws”) to add explicit provisions regarding the use of remote communication in connection with shareholder meetings. Amendments were made to Sections 2.1, 2.2, 2.3, 2.4, 2.6 and 2.7 of the By-Laws.
The foregoing summary in this Item 5.03 is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On April 16, 2020, PepsiCo announced that due to continued public health precautions regarding in-person gatherings given the coronavirus (COVID-19) pandemic and to support the health and well-being of PepsiCo’s shareholders, employees and communities, it will be changing the format of its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to a virtual-only meeting, instead of an in-person meeting. The meeting will be held, as originally announced, on Wednesday, May 6, 2020, at 9:00 a.m. Eastern Daylight Time. A copy of the press release announcing such change is attached as Exhibit 99.1 and incorporated by reference herein. Further information regarding this change in the format of the Annual Meeting can be found in the proxy supplement filed by PepsiCo with the Securities and Exchange Commission on April 16, 2020.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.2	By-Laws of PepsiCo, Inc., as amended and restated, effective as of April 15, 2020.
99.1	Press Release issued by PepsiCo, Inc., dated April 16, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: April 16, 2020	By:	/s/ Cynthia A. Nastanski
	Name:	Cynthia A. Nastanski
	Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary